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                                 EXHIBIT 10.14
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                                W. R. GRACE & CO.

                           NON-STATUTORY STOCK OPTION

         Under the W. R. Grace & Co. 1994 Stock Incentive Plan ("Plan")

         Granted To:                     <<GRANTEE>>
         Date of Grant:                  March 6, 1996
         Expiration Date:                March 5, 2006

         In accordance with the Plan (a copy of which is attached hereto as Annex A), you are hereby granted an Option to purchase <<totalnumbershares>> shares of the Company's Common Stock ("Option") upon the following terms and conditions:

         (1) The purchase price shall be $79.875 per share.

         (2) Subject to the other provisions hereof, this Option shall become exercisable as follows:

                        <<shareson1>> shares on March 7, 1997
                        <<shareson2>> shares on March 7, 1998
                        <<shareson3>> shares on March 7, 1999

except that it shall become exercisable in full upon the occurrence of a "Change in Control of the Company." "Change in Control of the Company" means and shall be deemed to have occurred if (i) the Company determines that any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of
1934), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, has become the "beneficial owner" (as defined in Rule 13d-3 under such Act), directly or indirectly, of 20% or more of the outstanding Common Stock of the Company; (ii) individuals who are "Continuing Directors" (as defined below) cease to constitute a majority of any class of the Board of Directors of the Company;
(iii) there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company (a "Corporate Transaction"), in each case, with respect to which the stockholders of the Company immediately prior to such Corporate Transaction do not, immediately after the Corporate Transaction, own more than 60% of the combined voting power of the corporation resulting from such Corporate Transaction; or (iv) the shareholders of the Company approve a complete liquidation or dissolution of the Company. Notwithstanding any other provision of this Option, the NMC Disposition shall not be deemed a "Change in Control of the Company" for purposes of this Option. "Continuing Director" means any member of the Board who was such a member on the date hereof and any successor to such a Continuing Director who is approved as a nominee or elected to succeed a Continuing Director by a majority of Continuing Directors who are then members of the Board. "NMC Disposition" means a transaction

THIS DOCUMENT CONSTITUTES PART OF A
PROSPECTUS COVERING SECURITIES THAT
HAVE BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933.                                          <<grantnumber>>
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or series of transactions whereby control of the business presently conducted by the Company's National Medical Care, Inc. subsidiary (such business, the "NMC Businesses") is separated from control of substantially all of the other businesses presently conducted by the Company and its affiliates (the "Non-NMC Businesses"), regardless of the structure of such transaction, and which may include (among other actions by the Company) a distribution by the Company, with respect to each share of its Common Stock, of one share of a newly formed corporation that directly or indirectly owns or controls the Non-NMC Businesses.

Once exercisable, an installment may be exercised (together with any other installments that have become exercisable) at any time, in whole or in part, until the expiration or termination of this Option.

         (3) This Option shall not be treated as an Incentive Stock Option (as such term is defined in the Plan.)

         (4) This Option may be exercised only by serving written notice on the Treasurer of the Company or his designee. The purchase price shall be paid in cash or, with the permission of the Company (which may be subject to certain conditions), in shares of Common Stock or in a combination of cash and such shares (see section 6(a) of the Plan).

         (5) Neither this Option nor and any right thereunder nor any interest therein may be assigned or transferred by you, except by will or the laws of descent and distribution. This Option is exercisable during your lifetime only by you. If you cease to serve the Company or a Subsidiary (as defined in the Plan), this Option shall terminate as provided in section 6(d) of the Plan, subject, however, to the following:

             (a) For the purposes of said section 6(d), your service shall be deemed to have terminated by reason of retirement if (i) you retire under a retirement plan of the Company or a Subsidiary, (ii) the retirement is voluntary, and (iii) you have served the Company or a Subsidiary for at least five years. Any other retirement may, at the discretion of the Company, be deemed to be a resignation.
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             (b)    In the event you should become incapacitated or die and
                    neither you nor your legal representative(s) or other person(s) entitled to exercise this Option exercise this Option to the fullest extent possible on or before its termination, the Company shall pay you, your legal representative(s) or such other person(s), as the case may be, an amount of money equal to the Fair Market Value (as defined in the Plan) of any shares remaining subject to this Option on the last date it could have been exercised, less the aggregate purchase price of such shares.

             (c) Notwithstanding any provision of the Plan, in the event (i) you voluntarily retire under a retirement plan of the Company or a Subsidiary prior to the date on which the first installment of this Option becomes exercisable and (ii) you do not continue to serve the Company or a Subsidiary until such date, this Option shall terminate as of the date you cease to serve.

             (d) In the event you cease to serve the Company or a Subsidiary as an employee but immediately thereafter commence to serve as a consultant and subsequently you cease to serve as a consultant for reasons other than those described in clause
                    (i) of section 6(d) of the Plan, this Option shall terminate three years after the cessation of your service as a consultant, but subject to the limitation set forth in the fifth sentence of such section 6(d).

         (6) If you are or become an employee of, or a consultant to, a Subsidiary, the Company's obligations hereunder shall be contingent on the approval of the Plan and this Option by the Subsidiary and the Subsidiary's agreement that (a) the Company may administer this Plan on its behalf and, (b) upon the exercise of this Option, the Subsidiary will purchase from the Company the shares subject to the exercise at their Fair Market Value on the date of exercise, such shares to be then transferred by the Subsidiary to the holder of this Option upon payment by the holder of the purchase price to the Subsidiary. Where appropriate, such approval and agreement of the Subsidiary shall be indicated by its signature below. The provisions of this paragraph and the obligations of the Subsidiary so undertaken may be waived, in whole or in part, at any time or from time to time by the Company.
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         (7) The Plan is hereby incorporated by reference. Terms defined in the
Plan shall have the same meaning herein. This Option is granted subject to the Plan and shall be construed in conformity with the Plan.

                                                 W. R. GRACE & CO.


                                                 By /s/ A. J. Costello
                                                    ----------------------------
                                                    A. J. Costello
                                                    Chairman, President and
                                                    Chief Executive Officer

Approved and Agreed to:*


- ----------------------------
    (Name of Subsidiary)

By
   -------------------------
      (Authorized Officer)

                                                       RECEIPT ACKNOWLEDGED:

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* This will be completed only if you are or become an employee of, or a consultant to, a Subsidiary.